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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2003



                      BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Nevada                     0-24016                    65-1148155
           ------                     -------                    ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    Incorporation)                                        Identification Number)




6802 Citicorp Blvd., Suite 520, Tampa, FL                           33619
-----------------------------------------                           -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (813) 622-8550
                                                      --------------

                                  Page 1 of 3

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.           Description
-----------           -----------

   99.1 Certificate of Principal Executive Officer, dated April 14, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

   99.2 Certificate of Principal Financial Officer, dated April 14, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.


Item 9.  Regulation FD Disclosure.

     On April 15, 2003, BBJ Environmental Technologies, Inc. (the "Company") filed its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 ("Form 10-KSB") with the Securities and Exchange Commission. In connection with the filing of the Form 10-KSB, the certifications of the Company's chief executive officer, Robert G. Baker, and chief financial officer, Jerry V. Schinella, were submitted to the Securities and Exchange Commission with the Form 10-KSB as required by 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

     These certificates are being furnished herewith solely to accompany the Form 10-KSB pursuant to 18 U.S.C. Section 1350 and, in accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibits thereto) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

        [Rest of Page Intentionally Blank. Signature on Following Page.]

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BBJ ENVIRONMENTAL TECHNOLOGIES, INC.

Date:  April 15, 2003                      By:  /s/ Robert G. Baker
                                                -------------------
                                                   Robert G. Baker
                                                   Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   99.1 Certificate of Principal Executive Officer, dated April 14, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

   99.2 Certificate of Principal Financial Officer, dated April 14, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.